LOGO
                                                        INVESTEC FUNDS
                                                   WIRELESS WORLD FUND(TM)

                                           SPECIAL JOINT MEETING OF SHAREHOLDERS
                                                   SCHEDULED TO BE HELD ON
                                                      December 17, 2001

                                                         PROXY CARD


                                        THIS PROXY IS  SOLICITED BY THE BOARD OF
                                        TRUSTEES  of  the  Investec   Funds,  on
                                        behalf of the  Investec  Wireless  World
After reviewing the Combined            FundTM  (the  "Fund"),  for  use  at the
Proxy Statement and Prospectus,         special  joint  meeting of  shareholders
please vote by utilizing one of         ("Special  Meeting")  to be  held at the
the following convenient                offices  of  the  Fund  1055  Washington
options:                                Blvd., 3rd Floor, Stamford,  Connecticut
                                        on  December  17,  2001 at  ______  a.m.
1. Vote by Telephone                    Eastern  Time.  The  undersigned  hereby
   To vote by Touch-Tone                appoints   Royce  N.   Brennan  and  Ken
   Telephone call                       Silverman  and each of them,  with  full
   1-800-690-6903. Please have          power of substitution, as proxies of the
   the 12 digit control number          undersigned  to vote at the above stated
   found on the proxy card              Special Meeting, and at all adjournments
   available at the time of the         thereof,   all   shares  of   beneficial
   call.                                interest  of the  Fund  that are held of
                                        record by the  undersigned on the record
2. Vote by Internet                     date for the Special  Meeting,  upon the
   Got to Website                       proposal indicated below:
   www.proxyvote.com. Please
   enter the 12 digit control              IF THIS PROXY CARD IS RETURNED, AND
   number found on the proxy                NO CHOICE IS INDICATED, THIS PROXY
   card and follow the simple              WILL BE VOTED AFFIRMATIVELY ON THE
   instructions.                              MATTER PRESENTED. THE BOARD OF
                                             TRUSTEES RECOMMENDS THAT YOU VOTE
3. Vote by Fax                                 "FOR" THE FOLLOWING PROPOSAL.
   Complete, sign and date the
   proxy card and fax it to             Please sign exactly as your name appears
   _________ anytime.                   on this  card.  When  account  is  joint
                                        tenants,  all should sign.  When signing
4. Vote by Mail                         as executor,  administrator,  trustee or
   Simply enclose your executed         guardian,   please  give  title.   If  a
   proxy in the enclosed                corporation   or    partnership,    sign
   postage-paid envelope.               entity's name and by authorized person.



TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS:  [X]              KEEP THIS PORTION FOR YOUR RECORDS

    ----------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN        DETACH AND RETURN THIS PORTION ONLY
SIGNED AND DATED.

Vote on Proposal:


1. To approve the Agreement and Plan of Reorganization and Liquidation, as is more fully described in the accompanying Combined Prospectus and Proxy Statement, together with each and every transaction contemplated thereby.

                FOR            AGAINST         ABSTAIN
                |_|             |_|              |_|


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.






X____________________________________      X____________________________________
Signature (if jointly held)     (Date)     Signature (if jointly held)    (Date)

LOGO

                                                     INVESTEC FUNDS
                                                  internet.comTM Fund

                                         SPECIAL JOINT MEETING OF SHAREHOLDERS
                                                SCHEDULED TO BE HELD ON
                                                   December 17, 2001

                                                      PROXY CARD


                                        THIS PROXY IS  SOLICITED BY THE BOARD OF
                                        TRUSTEES  of  the  Investec   Funds,  on
                                        behalf  of the  Investec  internet.comTM
After reviewing the Combined            Fund  (the  "Fund"),   for  use  at  the
Proxy Statement and Prospectus,         special  joint  meeting of  shareholders
please vote by utilizing one of         ("Special  Meeting")  to be  held at the
the following convenient                offices  of  the  Fund  1055  Washington
options:                                Blvd., 3rd Floor, Stamford,  Connecticut
                                        on  December  17,  2001 at  ______  a.m.
1. Vote by Telephone                    Eastern  Time.  The  undersigned  hereby
   To vote by Touch-Tone                appoints   Royce  N.   Brennan  and  Ken
   Telephone call                       Silverman  and each of them,  with  full
   1-800-690-6903. Please have          power of substitution, as proxies of the
   the 12 digit control number          undersigned  to vote at the above stated
   found on the proxy card              Special Meeting, and at all adjournments
   available at the time of the         thereof,   all   shares  of   beneficial
   call.                                interest  of the  Fund  that are held of
                                        record by the  undersigned on the record
2. Vote by Internet                     date for the Special  Meeting,  upon the
   Got to Website                       proposal indicated below:
   www.proxyvote.com. Please
   enter the 12 digit control              IF THIS PROXY CARD IS RETURNED, AND
   number found on the proxy               IF THIS PROXY CARD IS RETURNED, AND
   card and follow the simple               NO CHOICE IS INDICATED, THIS PROXY
   instructions.                           WILL BE VOTED AFFIRMATIVELY ON THE
                                              MATTER PRESENTED. THE BOARD OF
3. Vote by Fax                               TRUSTEES RECOMMENDS THAT YOU VOTE
   Complete, sign and date the                 "FOR" THE FOLLOWING PROPOSAL.
   proxy card and fax it to
   _________ anytime.                   Please sign exactly as your name appears
                                        on this  card.  When  account  is  joint
4. Vote by Mail                         tenants,  all should sign.  When signing
   Simply enclose your executed         as executor,  administrator,  trustee or
   proxy in the enclosed                guardian,   please  give  title.   If  a
   postage-paid envelope.               corporation   or    partnership,    sign
                                        entity's name and by authorized person.





TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS:  [X]              KEEP THIS PORTION FOR YOUR RECORDS

    ----------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN        DETACH AND RETURN THIS PORTION ONLY
SIGNED AND DATED.

Vote on Proposal:


1. To approve the Agreement and Plan of Reorganization and Liquidation, as is more fully described in the accompanying Combined Prospectus and Proxy Statement, together with each and every transaction contemplated thereby.

                FOR            AGAINST         ABSTAIN
                |_|             |_|              |_|


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.